Exhibit 99

TD Banknorth Inc. Investor Presentation Sandler O'Neill West Coast Financial Services Conference March 10, 2005

Forward-Looking Statements This presentation contains certain forward-looking statements with respect to the financial condition, results of operations and business of TD Banknorth Inc. Forward-looking statements are subject to various factions which could cause actual results to differ materially from these estimates. These factors include, but are not limited to, changes in general economic conditions, interest rates, deposit flows, loan demand, competition, legislation or regulation and accounting principles, policies or guidelines, as well as other economic, competitive, governmental, regulatory and accounting and technological factions affecting TD Banknorth's operations. In addition, acquisitions may result in large one-time charges to income, may not produce revenue enhancements or cost savings at levels or within time frames originally anticipated and may result in unforeseen integration difficulties. Investors are encouraged to access TD Banknorth's periodic reports filed with the Securities and Exchange Commission for financial and business information regarding Banknorth. This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company's management uses these non-GAAP measures in its analysis of the Company's performance. These measures typically adjust GAAP performance measures to exclude the effects of charges and expenses related to the consummation of mergers and acquisitions and costs related to the integration of merged entities, as well as the amortization of intangible assets in the case of "cash basis" performance measures. These non-GAAP measures also may exclude other significant gains or losses that are unusual in nature. Because these items and their impact on the Company's performance are difficult to predict, management believes that presentations of financial measures excluding the impact of these items provide useful supplemental information that is essential to a proper understanding of the operating results of the Company's core businesses. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance which may be presented by other companies.

Who is TD Banknorth Inc.? Headquartered in Portland, Maine 51% owned by TD Bank Financial Group (TDBFG) Approximately 7,700+ employees $28.7 billion in assets as of 12/31/04 1.3 million households throughout ME, NH, VT, MA, CT and upstate NY Diversified loan and deposit base with emphasis on retail and commercial banking, investments and insurance Community banking model based on local decision-making and superior service

Solid Franchise in New England and New York More than 400 branches and 550 ATMs located in Massachusetts, Connecticut, Maine, New Hampshire, Vermont and New York #1 combined market share in Maine, New Hampshire and Vermont; #5 in Massachusetts and #8 in Connecticut Attractive demographics

Attractive Demographics New England has an older, more mature population that gives the economy a stable demographic base New Englanders place a premium on education - over 30 percent of the area population has at least a bachelor's degree; that compares favorably to the nation as a whole Educated labor force is able to quickly adapt to new technology The New England labor force continues to improve its productivity which ultimately means our population continually enjoys improvement to its standard of living Connecticut has the highest per capita income; Massachusetts has the third highest

The New England Economy A knowledge-based economy built around academic hubs in Boston, Hartford/Springfield, Hanover, Portland, Worcester, Burlington, and Providence A manufacturing economy - one out of every 10 New England jobs is in our manufacturing industries which is about the same ratio as that of the United States A major exporter; Asia and Canada being the area's largest trading partners Home to the World Champion Boston Red Sox and New England Patriots!

Community Banking Model Bank presidents in each state responsible for all major decisions affecting their customers and communities Local decision-making authority and loan authority React and make decisions quickly Superior local service Target both the middle/small business commercial market and consumer market Deposit gathering focused on core deposits Cross sell additional services including insurance and investments

History of Successful Acquisitions Acquisitions are a core competency Banknorth utilizes a disciplined and conservative acquisition model Acquisitions must be accretive in year 1 No revenue enhancements assumed All acquisitions have met or exceeded financial targets Completed 25 bank acquisitions since 1989 10 acquisitions completed since 2000 in high growth markets of Massachusetts and Connecticut Completed 11 insurance agency acquisitions since July, 2004.

Consistently Strong Performance 10 consecutive years of operating EPS growth Strong profitability, improving consistently: 26% cash ROE 50% cash efficiency ratio Consistent, strong core loan and deposit growth Low-risk fee income growth with emphasis on loan and deposit fees, investment and insurance agency revenue Superior asset quality

2000 2001 2002 2003 2004 Excl. Merger/Consolidation Costs 1.62 1.75 2.06 2.18 2.28 GAAP 1.32 1.68 1.99 2.15 1.75 EPS Growth (per Diluted Share) Dollars Excluding merger/consolidation costs* GAAP *2004 operating earnings are exclusive of the after-tax impact of merger and consolidation costs and of the Company's balance sheet deleveraging.

Strong Volume Growth Loans 2000 10.8 2001 12.7 2002 14.1 2003 16.3 2004 18.6 2004 5-yr. CAGR 14.6% $ Billions Loans Deposits 2000 12.1 2001 14.2 2002 15.7 2003 17.9 2004 19.2 2004 5-yr. CAGR 12.2% $ Billions Deposits

Other Income Growth and Improved Efficiency Other income 2000 226.6 2001 239.2 2002 267.2 2003 324.7 2004 347.5 2004 5-yr. CAGR 11.3% $ Millions Non-interest income (excluding securities gains/(losses)) Efficiency ratio 2000 0.5281 2001 0.5219 2002 0.5248 2003 0.5094 2004 0.504 Cash efficiency ratio Cash Efficiency Ratio excludes securities gains/(losses), merger and consolidation costs, prepayment penalties on borrowings, and amortization of intangible assets.

Strong Asset Quality Non-performing assets 2000 67.1 2001 81.2 2002 68.9 2003 63.1 2004 81.1 11 $ Millions Non-performing assets 12/31/04 Non-performing loans to total loans and leases 0.42% Non-performing loans to total assets 0.28% Net charge-offs to average loans (annualized) 0.22% Allowance to non-performing loans and leases 322% Total Assets ($ Billions) 18.2 21.1 23.4 26.5 28.7 * *Includes Peoples and Banknorth.

Banknorth 5-Year Stock Performance Date BNK Peer Index NASDAQ Bank Index Keefe Bank Index 8/19/1999 100 100 100 100 8/20/1999 101 100.2 100.1 101.4 8/23/1999 101.8 101.7 101.1 104.2 8/24/1999 100.7 101.3 101.2 104.6 8/25/1999 99.3 100.5 100.7 102.1 8/26/1999 98.6 99.6 100.1 99.5 8/27/1999 97.8 98.7 99.6 98.6 8/30/1999 95.7 95.8 96.9 94.9 8/31/1999 95.3 96.5 97.3 95 9/1/1999 95.7 97.6 98 95.4 9/2/1999 93.3 95.6 96.1 93.5 9/3/1999 97.8 98.8 98.1 97.5 9/6/1999 97.8 98.8 98.1 97.5 9/7/1999 96.1 97.5 97.2 94.6 9/8/1999 95.3 97.2 96.4 94.1 9/9/1999 96.3 96.8 96.2 92.8 9/10/1999 96.4 96.8 96.5 93 9/13/1999 95.7 96.7 95.9 92.3 9/14/1999 96.1 95.3 94.7 90.5 9/15/1999 97.5 95.1 95.1 90.3 9/16/1999 96.1 94.1 94 90.2 9/17/1999 93.6 94.6 94.2 90.8 9/20/1999 93.3 93.8 94.1 90.4 9/21/1999 91.8 92.4 92.7 88.2 9/22/1999 92.2 92.6 92.7 88.4 9/23/1999 93.3 92.5 92.5 88.3 9/24/1999 93.6 93.2 93.1 90 9/27/1999 95 93.7 92.6 88.2 9/28/1999 92.5 93.7 92.4 88.8 9/29/1999 93.6 94.3 92.9 87.6 9/30/1999 94.3 94.4 94.3 90 10/1/1999 93.8 93.8 93.9 89.2 10/4/1999 96.8 97.1 95.8 92.2 10/5/1999 96.4 96.8 95.6 92.1 10/6/1999 98.6 98.3 96.9 94.2 10/7/1999 96.1 97.4 95.9 92.7 10/8/1999 98.6 99.5 97.5 94.7 10/11/1999 97.5 99.1 97.1 93.2 10/12/1999 95 97.8 96.4 91.9 10/13/1999 96.4 96.3 95.3 88.9 10/14/1999 95.7 95.7 94.9 88.7 10/15/1999 93.3 93.7 93.2 84.9 10/18/1999 94.3 94.9 93.1 87.1 10/19/1999 98.6 95.8 94 90.3 10/20/1999 98.2 97 94.9 92.7 10/21/1999 98.2 96.1 94.6 93 10/22/1999 100 98 96.2 96.7 10/25/1999 97.8 97.6 96 95.4 10/26/1999 98.6 97.9 95.7 95.1 10/27/1999 102.1 100.3 97.1 99.9 10/28/1999 104.9 105.1 100.3 106.2 10/29/1999 107.8 104.5 100.9 105.7 11/1/1999 107.1 104.2 101.1 104.5 11/2/1999 107.1 105.3 101.6 104.8 11/3/1999 108.5 104.9 101.7 103.1 11/4/1999 109.5 105.8 102.2 104.6 11/5/1999 110.3 106.6 102.9 106 11/8/1999 108.1 105.7 102.6 105.9 11/9/1999 104.9 104.3 101.8 103.5 11/10/1999 103.2 103.6 101.5 102 11/11/1999 102.1 103.4 100.8 101.4 11/12/1999 103.9 105.1 102 106.1 11/15/1999 104.3 105.6 102.3 106.3 11/16/1999 103.5 106.2 102.9 108.6 11/17/1999 103.2 105 102.3 105.6 11/18/1999 103.5 104.6 102.3 105 11/19/1999 103.9 103.9 102.2 103.9 11/22/1999 102.1 102 100.5 102.9 11/23/1999 101 100.6 99.2 101.3 11/24/1999 99.3 100.6 99 99.9 11/25/1999 99.3 100.6 99 99.9 11/26/1999 99.3 100.3 98.9 100.5 11/29/1999 96.8 98.6 97.5 97.8 11/30/1999 96.1 100 98.9 99 12/1/1999 95.7 99.9 98.4 98.9 12/2/1999 97.2 98.9 98.4 98.3 12/3/1999 98.2 100.7 99.9 101.1 12/6/1999 94.7 97.4 97.7 96.8 12/7/1999 92.5 95.3 96.3 94.8 12/8/1999 89.7 92.7 94.8 92.6 12/9/1999 89.7 92.1 94.7 93.3 12/10/1999 89.3 92.9 95 95.2 12/13/1999 86.5 91.4 94.7 94.1 12/14/1999 86.8 89.6 94 92.4 12/15/1999 87.2 88.7 93.7 91.6 12/16/1999 85.8 87.9 93 90.1 12/17/1999 86.8 87.5 92.4 89.6 12/20/1999 83 86.8 92.1 89.1 12/21/1999 85.1 88.8 93.7 91.5 12/22/1999 85.8 89.2 93.6 91.1 12/23/1999 85.8 89.6 94.3 92.6 12/24/1999 85.8 89.6 94.3 92.6 12/27/1999 83.7 88.2 93.3 90.8 12/28/1999 84.7 87.5 92.7 91.4 12/29/1999 85.8 88.5 93.9 91.9 12/30/1999 84.7 88.5 94.1 92.3 12/31/1999 85.4 88.4 94.8 92.1 1/3/2000 80.1 84.3 91.3 87.8 1/4/2000 79.1 81.2 88.3 84.1 Peer index is an equally weighted index of banks with $15 billion to $60 billion in assets (CMA, MTB, ASO, UB HBAN, ZION, CBSS, CBH, NFB, HIB, CNB, WBS, ASBC)

Wholesale P&C WM YTD 2004 481 1097 301 Toronto-Dominion Bank Snapshot 3rd largest bank in Canada with a market capitalization of C$33.2 / US$27.4 billion and C$333/US$272 billion in total assets Three main business segments: Personal & Commercial Wholesale Wealth Net Income1 = C$2.7B YTD 2004 Personal and Commercial Banking #1 market share in most retail products 10 million customers, including 4.5 million telephone and internet customers Over 1,000 branches across Canada About 2,700 automated banking machines Wealth Management C$124 billion in AUM and C$279 billion in AUA TD Waterhouse - #1 discount brokerage in Canada TD Waterhouse USA - top 5 discount brokerage in the US, 140 branches Wholesale Banking Leading Canadian full service corporate and investment bank Serving corporate, government and institutional clients globally 1. Before the amortization of intangibles

Recent Corporate Actions On March 1, 2005, TDBFG completed the acquisition of 51% of TD Banknorth Inc. On February 24, 2005, Banknorth announced three corporate actions including: Share Repurchase of up to 15.3 million shares $3.0 billion balance sheet deleveraging Interest rate SWAP

Share Repurchase Authorization Banknorth Board has authorized up to 15.3 million share repurchase program Supercedes existing share repurchase program Approximately 8 million of the repurchased shares will cover shares issued in the last 6 months due to the exercise of employee stock options Repurchases authorized to be made in open-market or privately- negotiated transactions Shares may be repurchased the day after we close on the TD transaction subject to Rule 10b-18 governing the repurchase of company shares Company is not obligated to repurchase shares and may not depending on market and business conditions

Balance Sheet Deleveraging/Interest Rate SWAP Company has sold or intends to sell approximately $3.0 billion in assets and use the proceeds to repay approximately $3.0 billion of short-term borrowings Assets to be sold consist of approximately: $500 million of single-family residential loans $2.0 billion of mortgage-backed securities $500 million of securities of U.S. federal agencies Borrowings to be prepaid consist of repurchase agreements and Federal Home Loan Bank advances Interest rate SWAP agreements have an aggregate notional amount of $2.2 billion and will synthetically convert variable rate loans tied to Prime or LIBOR to fixed-rate assets Company anticipates a one-time loss of approximately $38 million after tax, or $0.21 per share, in connection with the deleveraging program

Deleveraging/Share Repurchase Rationale Interest rate risk and margin compression are industry-wide concerns These actions will both mitigate our interest rate risk over the next several years and will benefit our net interest margin Excess capital resulting from the deleveraging program can be used to repurchase shares of common stock or for future growth Net effect of these combined action on diluted earnings per share for 2005 and future periods on an operating basis, exclusive of the one-time loss from the deleveraging program are not anticipated to be significant Investment securities as a percentage of assets is expected to be approximately 19% in the first quarter of 2005.

TD and TD Banknorth Synergies The transaction was not predicated on synergies between the two companies. Both TD and TD Banknorth have begun work to identify both cost saving and revenue synergies. Possible synergies include: Leverage TD's buying power for general purchasing and technology Offer TD's debt protection product to TD Banknorth customers Provide TD Banknorth with wholesale products, e.g., Foreign exchange, derivatives, trade finance Co-locate TD Banknorth & TD Waterhouse branches Offer TD Waterhouse's discount brokerage services to TD Banknorth customers as existing contracts mature TD Banknorth anticipates addressing synergies in more detail on its first quarter conference call in April.

Outlook for 2005 Weak First Quarter Historically flat to down versus Q4 FICA on Options Deleveraging timing - delay in buyback Stronger Remainder Economic activity heats up Significant buybacks TD synergies

What's next for TD Banknorth? Focus on the fundamentals in our core businesses Grow core retail deposits Grow consumer and commercial loans Grow insurance and investment businesses Aggressively cross sell banking and non-banking products and services to existing customer base Continue acquisition strategy Look for opportunities within New England and potentially beyond Explore potential revenue and cost saving synergies with TD Re-brand our branches later this year as TD Banknorth

Questions & Answers Questions & Answers

Banknorth Group, Inc. and Subsidiaries Reconciliation Table - Non-GAAP Financial Information

TD Bank Financial Group Earnings/Reconciliation Table (Billions) Year Ended Net Income $2.2 Amortization of intangibles, net of tax $0.5 Net income before amortization of intangibles $2.7